Exhibit 10.1
AMENDMENT No. 5, dated as of February 7, 2022 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of April 13, 2017, amended by Amendment No. 1, dated as of March 14, 2018 and Amendment No. 2, dated as of April 27, 2020 and Amendment No. 3, dated as of September 28, 2020 and Amendment No. 4, dated as of December 15, 2021, among CEDAR FAIR, L.P., a Delaware limited partnership (the “U.S. Borrower”), MAGNUM MANAGEMENT CORPORATION, an Ohio corporation (“MMC”), MILLENNIUM OPERATIONS LLC, a Delaware limited liability company (“MML” and, together with MMC, the “U.S. Co-Borrowers”), CANADA’S WONDERLAND COMPANY, a Nova Scotia unlimited company (the “Canadian Borrower” and, collectively with the U.S. Borrower and the U.S. Co-Borrowers, the “Borrowers” and, individually, a “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), the Issuing Lenders party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and as collateral agent (as amended, restated, modified and supplemented from time to time prior to the date hereof, the “Existing Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”).
WHEREAS, the Borrowers desire to amend the Existing Credit Agreement on the terms set forth herein;
WHEREAS, Section 11.1 of the Existing Credit Agreement provides that the relevant Loan Parties and the Required Lenders may amend the Existing Credit Agreement for certain purposes;
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendment.
(a)Section 1.1 of the Existing Credit agreement is hereby amended as follows:

(i)the following definition shall be added in the appropriate alphabetical order

“Amendment No. 5”: means Amendment No. 5 to this Agreement, dated as of February 7, 2022, by and among the Loan Parties, the Administrative Agent and the Lenders party thereto.

(ii)the definition of “Loan Documents” set forth therein is hereby amended and restated in its entirety as follows:

“Loan Documents”: this Agreement, the Security Documents, the Applications, the Notes, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4 and Amendment No. 5.

(b) Section 8.10 of the Existing Credit Agreement is hereby amended by replacing the words “$150,000,000” with the words:

“$400,000,000”.

Section 2.Conditions to the Amendment No. 5 Effective Date.

(a)This Amendment shall become effective on the date (such date, if any, the “Amendment No. 5 Effective Date”) that the Administrative Agent shall have received executed signature pages hereto from each Loan Party and Lenders constituting the Required Lenders.

(b)The Administrative Agent shall have received, to the extent invoiced two (2) Business Days prior to the Amendment No. 5 Effective Date, all other amounts due and payable pursuant to the Loan Documents on or prior to the Amendment No. 5 Effective Date, including reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.
Section 3.Representation and Warranties. The U.S. Borrower hereby represents and warrants that as of the Amendment No. 5 Effective Date, immediately after giving effect to the transactions to occur on the Amendment No. 5 Effective Date, (i) no Event of Default or Default has occurred and is continuing under the Amended Credit Agreement and (ii) the representations and warranties of the U.S. Borrower and each Loan Party contained in the Amended Credit Agreement and each other Loan Document are true and correct in all material respects as of the Amendment No. 5 Effective Date; provided that to the extent that such representations and warranties specifically relate to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
Section 4.Loan Party Acknowledgment. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Existing Credit Agreement and this Amendment and consents to the amendment of the Existing Credit Agreement effected pursuant to this Amendment and the Amended Credit Agreement and acknowledges and agrees to the terms of this Amendment. Each Loan Party acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and the Amended Credit Agreement.
Section 5.Reference to and effect on the Existing Credit Agreement and the Other Loan Documents. On and after the Amendment No. 5 Effective Date, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement reflecting the amendments set forth herein. Except as specifically amended by this Amendment, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed and the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Amended Credit Agreement or any of the other Loan Documents. This Amendment and the Amended Credit Agreement do not constitute a novation, satisfaction, payment, reborrowing or termination of the Indebtedness and Obligations existing under the Existing Credit Agreement.
Section 6.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

The words “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For purposes of this Section 6, “Electronic Signature” means an electronic symbol or process attached to a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
Section 7.Governing Law, Submission to Jurisdiction and Waiver of Jury Trial. The provisions of Sections 11.11 (Governing Law), 11.12 (Submission to Jurisdiction; Waivers) and 11.16 (Waiver of Jury Trial) of the Amended Credit Agreement shall apply with like effect to this Amendment. This Amendment is a Loan Document as defined in and for all purposes of the Amended Credit Agreement and the other Loan Documents.
Section 8.Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 9.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
CEDAR FAIR, L.P.

By:    Cedar Fair Management Inc., its General Partner
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer
MAGNUM MANAGEMENT CORPORATION
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer
MILLENNIUM OPERATIONS LLC
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer
CANADA’S WONDERLAND COMPANY
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Secretary and Chief Financial Officer
CAROWINDS LLC
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer

[Signature Page to Cedar Fair Amendment No. 5]

CEDAR FAIR SOUTHWEST INC.
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer
CEDAR POINT PARK LLC
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer
DORNEY PARK LLC
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer
GEAUGA LAKE LLC
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer
KINGS DOMINION LLC
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer
KINGS ISLAND COMPANY
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer
[Signature Page to Cedar Fair Amendment No. 5]

KINGS ISLAND PARK LLC
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer
KNOTT’S BERRY FARM LLC
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer
MICHIGAN’S ADVENTURE, INC.
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer
MICHIGAN’S ADVENTURE PARK LLC
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer
VALLEYFAIR LLC
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer
WONDERLAND COMPANY INC.
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer

[Signature Page to Cedar Fair Amendment No. 5]

WORLDS OF FUN LLC
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer
CALIFORNIA’S GREAT AMERICA LLC
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer
GALVESTON WATERPARK, LLC
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer
NEW BRAUNFELS WATERPARK, LLC
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer
SAWMILL CREEK LLC
By:    /s/ Brian C. Witherow
    Name:    Brian C. Witherow
    Title:    Executive Vice President and Chief Financial Officer

[Signature Page to Cedar Fair Amendment No. 5]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender
By:    /s/ Matthew Cheung
    Name: Matthew Cheung
    Title: Vice President

[Signature Page to Cedar Fair Amendment No. 5]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

KEYBANK NATIONAL ASSOCIATION
By:    /s/ Lynnette Ritter
Name: Lynnette Ritter
Title: SVP

[Signature Page to Cedar Fair Amendment No. 5]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

FIFTH THIRD BANK, NATIONAL ASSOCIATION
By:    /s/ Knight D. Kieffer
Name: Knight D. Kieffer
Title: Managing Director
[Signature Page to Cedar Fair Amendment No. 5]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

UBS AG, Stamford Branch ,
Name of Institution
By:    /s/ Houssem Daly
Name: Houssem Daly
Title: Director

By:    /s/ Dionne Robinson
Name: Dionne Robinson
Title: Associate Director

[Signature Page to Cedar Fair Amendment No. 5]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

The Huntington National Bank,
By:    /s/ Mike Kelly
Name: Mike Kelly
Title: V.P.

[Signature Page to Cedar Fair Amendment No. 5]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

WELLS FARGO BANK, N.A.,
By:    /s/ Evan Waschitz
Name: Evan Waschitz
Title: Director

[Signature Page to Cedar Fair Amendment No. 5]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

COMERICA BANK
By:    /s/ Cynthia B. Jones
Name: Cynthia B. Jones
Title: Vice President
[Signature Page to Cedar Fair Amendment No. 5]